Exhibit 10-a

                               August 14, 2005

                             GLOBAL CONCEPTS, LTD.

                        COMMON STOCK PURCHASE WARRANT

	THIS CERTIFIES THAT, for value received, G&H Management, L.L.C. or registered permitted assigns (the "Holder") is hereby granted the right to purchase, during the Exercise Period, up to twenty-five million (25,000,000) fully paid and non-assessable shares (the "Shares") of the common stock, no par value, ("Common Stock") of Global Concepts, Ltd.
(the "Company").   The purchase price for the Shares will be Twelve Cents
($.12) per Share. The Exercise Period will commence on the date of this Warrant and terminate on July 31, 2008.

	1. Exercise of Warrant.

        A. The purchase rights represented by this Warrant are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares of the Common Stock) during the Exercise Period as set forth above. In the case of the purchase of less than all the shares of Common Stock purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor for the balance of the shares of Common Stock purchasable hereunder.

	B. This Warrant may be exercised by surrender of the Warrant with the annexed Exercise Form duly completed and executed together with the full Exercise Price (as hereinafter defined) in cash or by check for the number of shares of Common Stock as to which this Warrant is exercised, at the Company's principal executive offices.

	C. Upon the exercise of this Warrant, the Holder hereof shall be entitled to receive a certificate or certificates for the number of shares of Common Stock purchased upon such exercise and a new Warrant or Warrants representing any unexercised portion of this Warrant. Each person in whose name any certificates for Common Stock are issued shall, for all purposes, be deemed to have become the holder of record of such Common Stock at the close of business on the date of exercise of this Warrant, irrespective of the date of delivery of such certificate, except that if the transfer books of the Company are closed on such date, such person shall be deemed to have become the holder of record of such Common Stock at the close of business on the next succeeding date on which the transfer books are open. Nothing in this Warrant shall be construed as conferring upon the holder hereof any rights as a shareholder of the Company.

	2.  Anti-Dilution Provisions.

	A. Stock Splits, Etc. If there is any stock dividend, stock split, or combination of shares of Common Stock of the Company, the number and amount of shares then subject to this Warrant shall be proportionately and appropriately adjusted. No change shall be made in the aggregate purchase price to be paid for all shares subject to this Warrant, but the aggregate purchase price shall be allocated among all shares subject to this Warrant after giving effect to the adjustment.

	B. Capital Events. If there is any other change in the Common Stock of the Company, including recapitalization, reorganization, sale or exchange of assets, exchange of shares, offering of subscription rights, or a merger or consolidation in which the Company is the surviving corporation, an adjustment, if any, shall be made in the shares then subject to this Warrant as the Board of Directors may deem equitable. Failure of the Board of Directors to provide for an adjustment pursuant to this subparagraph prior to the effective date of any Company action referred to herein shall be conclusive evidence that no adjustment is required in consequence of such action.

	3.  Piggy-Back Registration Rights.   If during the Exercise
Period the Company proposes to file with the Securities and Exchange Commission a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its securities (other than a Registration Statement on Form S-4 or Form S-8 (or their equivalents at such time) relating to securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) the Company shall promptly send to each Holder written notice of the Company's intention to file a Registration Statement and of such Holder's rights under this Section 3, and, if within twenty (20) days after receipt of such notice, such Holder shall so request in writing, the Company shall include in such Registration Statement all or any part of the Common Stock which the Holder has purchased or may purchase on exercise of this Warrant (the "Registrable Securities").

	4.  Notices to Warrant Holders.

	Nothing contained in this Warrant shall be construed as conferring upon the holder hereof the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matters or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrant and prior to its exercise, any of the following events shall occur:

	(a) The Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution; or

	(b) The Company shall offer to all the holders of its Common
Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or option to subscribe therefor; or

	(c) A merger or consolidation of the Company in which the Company is not the surviving Company or the adoption of a plan of liquidation or a sale of all or substantially all of its assets shall be proposed; then, in any one or more of said events, the Company shall give written notice to all holders of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or options, or any proposed dissolution, liquidation, winding up or sale.


	WITNESS the signature of the duly authorized Chief Executive Officer of the Company.

                                           GLOBAL CONCEPTS, LTD.


                                           By:  /s/ Eduardo Rodriguez
                                           ---------------------------
                                                Eduardo Rodriguez
                                                Chief Executive Officer





                               EXERCISE FORM
                               -------------

  (To be Executed by the Registered Holder in order to Exercise the Warrant)

	The undersigned hereby irrevocably elects to exercise the right to purchase ____________ shares of Common Stock covered by this Warrant according to the conditions hereof. The undersigned herewith makes payment of the Purchase Price of such shares in full.

	The undersigned further agrees that, unless a registration statement including the shares shall be on file with the Securities and Exchange Commission and be effective, the shares of Common Stock covered by this Warrant, upon exercise hereof, shall be subject to and bear the following legend, and does hereby make the representation set forth in such legend:

                  "The shares represented by this
                  certificate have not been registered
                  under the Securities Act of 1933, as
                  amended (the "Act").  These shares
                  have been acquired for investment
                  and not with a view to distribution
                  or resale, and may not be offered,
                  sold, pledged, transferred or otherwise
                  disposed of, except pursuant to (i) an
                  effective registration statement under
                  the Act, or (ii) an opinion of counsel,
                  if such opinion shall be reasonably
                  satisfactory to the Company, that
                  registration is not required under the
                  Act."

                                 ______________________________
                                 Signature

Dated:________________________

                                 _____________________________
                                 Address